EXHIBIT 23.6


                CONSENT OF MCCUTCHEN, DOYLE, BROWN & ENERSEN, LLP




         We consent to the reference to our firm and our tax opinion under the caption "Legal Matters" and elsewhere in the Pre-Effective Amendment No. 1 to Registration Statement on Form S-4, Registration No. 333-93597, as filed by North Valley Bancorp with the Securities and Exchange Commission, and to the filing of the form of our tax opinion as Exhibit 8.1 to the Registration Statement.



                                      /s/ MCCUTCHEN, DOYLE, BROWN & ENERSEN, LLP



January 31, 2000



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